EXHIBIT  99.1

                Certification Pursuant to 18 U.S.C. Section 1350,
                    As Adopted Pursuant to Section 906 of the
                          Sarbanes - Oxley Act of 2002

In connection with the Annual Report of AFG Investment Trust A Liquidating (the " Liquidating Trust"), on Form 10-K for the period ended December 31, 2002 as filed with the Securities and Exchange Commission on the date hereof (the "Report"), the undersigned, the Principal Executive Officer of the Managers, hereby certifies pursuant to 18 U.S.C. 1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that:

(1) the Report of the Trust filed today fully complies with the requirements of Section 13(a) or 15 (d) of the Securities Exchange Act of 1934; and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Trust.

                      /s/  Gary  D.  Engle
                    ----------------------
                    Gary  D.  Engle
                    President  of  Equis  Corporation,
                    the  general  partner  of  EFG,  and
                    the  President  and  Director  of
                    AFG  ASIT  Corporation
                    (Principal  Executive  Officer)
                    March  31,  2003